UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2023

Alight, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39299	86-1849232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Overlook Point
Lincolnshire, Illinois		60069
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (224) 737-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ALIT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2023, Cathinka Wahlstrom, President and Chief Commercial Officer of Alight, Inc. (the “Company”), and the Company mutually agreed that Ms. Wahlstrom will depart the Company effective January 31, 2023. The Company expects that Ms. Wahlstrom will enter into an agreement to assist the Company in an advisory capacity from February 1, 2023 until March 31, 2023. In accordance with her employment agreement, dated as of January 4, 2021, which was filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on May 9, 2022, contingent upon Ms. Wahlstrom’s execution of a general release agreement, Ms. Wahlstrom will be entitled to the severance benefits specified therein. Upon Ms. Wahlstrom’s departure, Stephan Scholl, the Company's Chief Executive Officer, will temporarily assume the management responsibilities formerly held by Ms. Wahlstrom. The Company has commenced a search for a permanent successor to Ms. Wahlstrom. Biographical and other information regarding Mr. Scholl, including his business experience and arrangements with the Company, are included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 14, 2022, in the sections titled, “Directors, Executive Officers and Corporate Governance” and “Certain Relationships and Related Person Transactions,” which information is incorporated herein by reference. There are no arrangements or understandings between Mr. Scholl and any other person requiring disclosure under Item 401(b) of Regulation S-K. Mr. Scholl will not receive any additional compensation in connection with assuming the responsibilities of the President and Chief Commercial Officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alight, Inc.

Date:	January 19, 2023	By:	/s/ John A. Mikowski
John A. Mikowski, Executive Vice President, Deputy General Counsel and Assistant Corporate Secretary